                                                                   EXHIBIT 23(C)

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 22, 1995 on Oncogene Science, Inc. Research Products Business in this Amendment No. 3 to Registration Statement on Form S-1 and related Prospectus of CN Biosciences, Inc. for the registration of 1,840,000 shares of its common stock.


                                          KPMG PEAT MARWICK LLP

Jericho, New York

September 25, 1996